UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2015 (August 14, 2015)

New Residential Investment Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment and Restatement of Second Amended and Restated Indenture Supplement

On August 14, 2015, New Residential Investment Corp. (the “Company”), HLSS Servicer Advance Receivables Trust, Deutsche Bank National Trust Company, HLSS Holdings, LLC, Ocwen Loan Servicing, LLC and Wells Fargo Securities, LLC entered into the Series 2012-VF2 Third Amended and Restated Indenture Supplement (the “Amendment”) to the Sixth Amended and Restated Indenture, dated as of January 17, 2014, as amended by Amendment No. 1, dated as of May 5, 2015. A copy of the Amendment is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 4.1 and is incorporated by reference herein.

Effective as of August 14, 2015, the Amendment removes the requirement that advance rates applicable to receivables related to any Class of Series 2012-VF2 Notes must be reduced by 1.00% on and after August 15, 2015, and further reduced by an additional 1.00% on and after September 15, 2015. The Amendment, which amends and restates the Series 2012-VF2 Second Amended and Restated Indenture Supplement, dated as of August 30, 2013, also incorporates the contents of Amendments No. 1 through 9 to the Series 2012-VF2 Second Amended and Restated Indenture Supplement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Series 2012-VF2 Third Amended and Restated Indenture Supplement, by and among HLSS Servicer Advance Receivables Trust, as issuer, Deutsche Bank National Trust Company, as indenture trustee, calculation agent, paying agent and securities intermediary, HLSS Holdings, LLC, as administrator and as servicer, Ocwen Loan Servicing, LLC, as subservicer and as servicer, New Residential Investment Corp. and Wells Fargo Securities, LLC, dated as of August 14, 2015, to the Sixth Amended and Restated Indenture, dated as of January 17, 2014, as amended by Amendment No. 1, dated as of May 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Jonathan R. Brown
Jonathan R. Brown
Interim Chief Financial Officer and Principal Accounting Officer

Date: August 20, 2015

EXHIBIT INDEX

Exhibit Number	Description

4.1	Series 2012-VF2 Third Amended and Restated Indenture Supplement, by and among HLSS Servicer Advance Receivables Trust, as issuer, Deutsche Bank National Trust Company, as indenture trustee, calculation agent, paying agent and securities intermediary, HLSS Holdings, LLC, as administrator and as servicer, Ocwen Loan Servicing, LLC, as subservicer and as servicer, New Residential Investment Corp. and Wells Fargo Securities, LLC, dated as of August 14, 2015, to the Sixth Amended and Restated Indenture, dated as of January 17, 2014, as amended by Amendment No. 1, dated as of May 5, 2015.